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                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                             TOTAL CONTROL PRODUCTS, INC.
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                (Exact name of registrant as specified in its charter)



Illinois                                          36-3209178
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(State of Incorporation)                    (I.R.S. Employer ID No.)


2001 N. Janice Avenue, Melrose Park, IL                          60160
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(Address of Principal Executive Offices)                       (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

NONE

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value
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                                   (Title of Class)


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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT
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Item 1.       Description of Registrant's Securities to be Registered.

    The information in Registrant's preliminary prospectus filed with the Commission on February 21, 1997 as part of Pre-Effective Amendment No. 2 to Registrant's Form S-1 Registration Statement under the Securities Act of 1933, Number 333-18539 ("Registrant's Form S-1"), contained under "Description of Capital Stock" (pages 49 through 52), is incorporated by reference in response to this item. A copy of the relevant portion of said information is attached hereto as Exhibit 1.

Item 2.       Exhibits

    Exhibit 2 - Registrant hereby incorporates by reference the specimen Stock Certificate filed as Exhibit 4.2 to Pre-Effective Amendment No. 1 to Registrant's Form S-1, filed on February 5, 1997.

    Exhibit 3 - Registrant hereby incorporates by reference Registrant's Restated and Amended Articles of Incorporation and all amendments thereto, filed as Exhibit 3.1 to Pre-Effective Amendment No. 1 to Registrant's Form S-1, filed on February 5, 1997.

    Exhibit 4 - Registrant hereby incorporates by reference Registrant's By-Laws, as amended, filed as Exhibit 3.2 to Pre-Effective Amendment No. 2 to Registrant's Form S-1, filed on February 21, 1997.

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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 25, 1997


                             TOTAL CONTROL PRODUCTS, INC.


                           By:  /s/ Nicholas Gihl
                                --------------------------------
                                Nicholas Gihl
                                Chairman, President and Chief Executive Officer

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